EXHIBIT 10.3

                           Master Marketing Agreement

This Master Marketing Agreement ("Agreement"), is entered into as of the later of the dates set forth at the end of this Agreement (the "Effective Date"), by and between Integrated Maritime Platforms International, Inc. a corporation duly organized under the laws of the State of Washington and having its principal place of business at 9119 Ridgetop Blvd, Silverdale, WA 98110 ("IMPI"), and Science Applications International Corporation, a corporation duly organized under the laws of Delaware and having its principal place of business at 10260 Campus Point Drive, San Diego, California 92121 ("SAIC"). IMPI and SAIC may hereinafter be referred to individually as a "Party" or collectively as the "Parties".

WHEREAS, SAIC is recognized as being a leader in the telecommunications and systems integration field with technologies and expertise that includes, but is not limited to, systems design and engineering, database architecture, software development, and large project management.

WHEREAS, IMPI is in the business of providing high speed multi-mission marine vessels,


WHEREAS, IMPI and SAIC mutually desire to establish a marketing relationship with each other, to further both their businesses.

NOW THEREFORE, in consideration of the mutual terms and conditions set forth herein, the Parties hereby agree as follows:

1.       Scope of the  Agreement.  This  Agreement  is a master  agreement  that commits the Parties to work together for their mutual benefit to identify and advise each other as to specific opportunities to market and advertise their respective services and products, as provided by Attachment A. Each marketing opportunity shall be defined and described in written, mutually agreed-upon exhibits attached hereto (each a "Marketing Exhibit"). Each Marketing Exhibit shall specify the particular marketing opportunity, the complimentary products and/or services to be marketed, the prospective customer base, and the scope of effort required of each Party. Each Marketing Exhibit shall, when executed, become an addendum to this Agreement. The first Marketing Exhibit shall be titled "Marketing Exhibit No. 1," and additional Marketing Exhibits shall be numbered sequentially.

         (a) The obligations of the Parties under this Agreement are non-exclusive. Either Party may, at any time and for any reason, enter into similar arrangements with any other entity with respect to the same or similar areas or opportunities set forth in the Marketing Exhibits or for any other business purposes.

         (b) Unless otherwise specified in this Agreement or a Marketing Exhibit executed hereunder, each Party will bear all costs, risks and liabilities incurred by it arising out of its obligations and efforts under this Agreement and any such Marketing Exhibit. Unless otherwise specified in this Agreement or a Marketing Exhibit, neither Party shall have any right to any reimbursement, payment or compensation of any kind from the other Party for activities pursuant to this Agreement or a Marketing Exhibit.

         (c) This Agreement, including all Marketing Exhibits, sets forth the provisions and conditions pursuant to which the Parties may identify and advise each other of a mutually beneficial marketing opportunity.


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                  (d)      Each Party  shall  designate  one or more  authorized
                           representatives   to  interact  with  the  other  for
                           purposes   of   this    Agreement.    Each    Party's
                           representative(s) may select and submit to the other for its consideration such marketing opportunities that the Party believes may be of mutual interest and the representatives shall jointly determine whether to pursue such marketing opportunity together. If the Parties determine to pursue an opportunity jointly, the representatives shall determine the appropriate marketing strategy. The representatives shall meet and confer periodically as necessary, either in
                           person  or  by  telephone,   to  discuss  prospective
                           marketing opportunities and performance with respect to existing Marketing Exhibits. If either Party's representative determines that it is not in that
                           Party's  best  interest  to  pursue  an   opportunity
                           jointly,   either   Party  is  free  to  pursue  such
                           opportunity, using its sole efforts or in conjunction with any other person or entity.

                  (e) In those circumstances where the Parties' marketing efforts identify a specific business opportunity, as set forth in a Marketing Exhibit, and the Parties decide to pursue the opportunity jointly, then the Parties agree to enter into good faith negotiations to execute an appropriate definitive agreement for the particular business opportunity. Each such definitive agreement shall set forth additional terms and conditions with respect to the rights and obligations of the Parties with regard to that specific business opportunity.

         2.       Term and Termination.

                  (a)      This  Agreement  shall have an initial term of twelve
                           (12) months commencing on the Effective Date (the "Initial Term"). Following the Initial Term, this Agreement may be extended only by the written, mutual agreement of both Parties for an additional period of twelve (12) months (each a "Renewal Term"). For purposes of this Agreement, the Initial Term and any Renewal Terms shall be known as the Term.

                  (b) Each Party shall have the right to terminate this Agreement at any time and for any reason, with or without cause, effective upon thirty (30) days prior written notice. Neither Party shall be entitled to reimbursement for or be obligated to pay any damages, costs or expenses in connection with such termination. Upon the termination of this Agreement, each Party will return to the other Party or destroy all drawings, specifications, manuals and other printed or reproduced material (including information stored on machine readable media) provided by the disclosing Party to the receiving Party and shall use commercially reasonable efforts to destroy all backup copies of such information made by the receiving Party or its employees, wherever located.

                  (c) The Parties acknowledge that termination or expiration of this Agreement shall terminate each Marketing Exhibit executed hereunder, unless the Parties expressly agree to the contrary in writing.

         3.       Intellectual Property.

                  (a) The Parties shall each retain ownership of and all right, title and interest in and to their respective pre-existing Intellectual Property (as that term is defined in Article 3(c) below), and no license or right to use therein, whether express or implied, is granted by this Agreement or as a result of the work performed by either Party hereunder or in pursuit hereof. To the extent the Parties wish to grant to the other rights or interests in pre-existing Intellectual Property, separate license agreements on mutually acceptable terms will be executed.


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                  (b)      With respect to  Intellectual  Property  created as a
                           result of the combined efforts of both Parties, prior to undertaking such creation the Parties shall set forth in a separate written agreement the specific terms and conditions of ownership and rights to use such newly created Intellectual Property. In the event the Parties fail to set forth such a prior written agreement, then the Parties hereby jointly agree any such newly created Intellectual Property
                           shall  be  jointly  owned,   without   obligation  of
                           accounting. Such joint ownership in any such newly created Intellectual Property shall not be construed to include any express or implied form of license or right to use the pre-existing Intellectual Property of either Party.

                  (c) As used herein the term "Intellectual Property" shall mean patents, copyrights, trade marks, trade names, inventions (whether or not patentable), works of authorship, trade secrets, techniques, know-how, ideas, concepts, algorithms and all other forms of intellectual property rights. As used herein the term "pre-existing Intellectual Property" means any Intellectual Property previously conceived, developed or reduced to tangible medium as demonstrated by written documentation.

         4. Warranty Disclaimer and Limitation of Liability. Neither Party makes any warranties whatsoever to the other Party, express or implied, with regard to the products or services of that Party or any matter relating to this Agreement and any Marketing Exhibits, and each Party specifically disclaims all such warranties and conditions, including any warranty of title, merchantability, and fitness for a particular purpose. In no event shall either Party be liable to the other for any punitive, exemplary, special, indirect, incidental or consequential damages (including, but not limited to, lost profits, lost revenues, lost business opportunities, loss of use or equipment down time, and loss of or corruption to data) arising out of or relating to this Agreement or any Marketing Exhibit, regardless of the legal theory under which such damages are sought, and even if the Parties have been advised of the possibility of such damages or loss. The liability of either Party to the other for any claims, liabilities, actions or damages arising out of or relating to this Agreement or any Marketing Exhibit, howsoever caused and regardless of the legal theory asserted, including breach of contract or warranty, tort, strict liability, statutory liability or otherwise, shall not, in the aggregate, exceed the amount of out-of-pocket costs incurred by the other Party in connection with the specific Marketing Exhibit or opportunity under which such claim arose.

         5. Confidentiality. In the performance of this Agreement and any Marketing Exhibits executed hereunder, certain information may be exchanged between the Parties that is proprietary and confidential in nature. This proprietary and confidential information is exchanged solely for the purposes set forth in this Agreement and any such Marketing Agreement. This proprietary and confidential information shall remain the property of the disclosing Party and shall be subject to the terms and conditions of the Non-Disclosure Agreement attached hereto as Exhibit A.

         6. Export Control. The Parties to this Agreement shall comply with all applicable United States export and foreign import laws, rules, and regulations in the performance of the Parties' responsibilities and obligations under this Agreement. Without limiting the generality of the foregoing, the Parties shall not disclose any U.S.-origin products, know-how, technical data, documentation, or other products or materials furnished to it pursuant to this Agreement, to any person or in any manner which would constitute a violation of the export control regulations of the United States then in effect.


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         7.       Disputes.  Any  controversy,   claim  or  dispute  ("Dispute")
                  arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Before commencing any such arbitration, the Parties agree to enter into negotiations to resolve the Dispute. If the Parties are unable to resolve the Dispute by good faith negotiation, either Party may refer the matter to arbitration. The arbitration shall take place in the County of San Diego, State of California. The arbitrator(s) shall be bound to follow the provisions of this Agreement in resolving the dispute, and may not award any damages which are excluded by this Agreement. The decision of the arbitrator(s) shall be final and binding on the Parties, and any award of the arbitrator(s) may be entered or enforced in any court of competent jurisdiction. Any request for arbitration of a claim by either Party against the other relating to this Agreement must be filed no later than one (1) year after the date on which this Agreement expires or terminates, or such claim shall be time barred.

         8. Notices. All notices, certificates, acknowledgments or other written communications (hereinafter referred to as "Notices") required to be given under this Agreement shall be in writing and shall be deemed to have been given and properly delivered if duly mailed by certified or registered mail to the other Party at its address as follows, or to such other address as either Party may, by written notice, designate to the other. Additionally, Notices sent by any other means (i.e., facsimile, overnight delivery, courier, and the like) are acceptable subject to written confirmation of both the transmission and receipt of the Notice.

                 Tracey Murdock                        Name
                 Project Manager                       INSERT Title

                 Integrated Maritime                   Science Applications
                 Platforms International               International Corporation
                 P.O. Box 149                          10260 Campus Point Drive
                                                       MS INSERT

                 Silverdale, WA  98110                 San Diego, CA 92121
                 Telephone      360-692-0609           Telephone          INSERT
                 Fax            360-692-0977           Fax                INSERT
                 e-mail   tmurdock@radixmarine.com     e-mail             INSERT


         9. Assignment. This Agreement may not be assigned, novated or otherwise transferred by operation of law or otherwise by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any change of control of a Party shall be deemed an assignment of this Agreement that requires the prior written consent of the other Party. For purposes of this Agreement, "change of control" means any merger, consolidation, sale of all or substantially all of the assets or sale of a substantial block of stock, of a Party. Any such assignment, novation or transfer by one Party not in accordance with this provision shall be a material breach of this Agreement and shall be grounds for immediate termination thereof by the non-breaching Party, in addition to any other remedies that may be available at law or in equity to the non-breaching Party.

         10.      Waiver or  Modification.  This  Agreement may be modified,  or part(s) hereof waived, only by an instrument in writing specifically referencing this Agreement and signed by an authorized representative of the Party against whom enforcement of the purported modification or waiver is sought.

         11. Relationship of Parties. The Parties are acting as independent contractors in all respects with regard to this Agreement. Nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, agency, or other relationship other than that expressly described herein.

         12. Publicity. Neither Party may issue a press release or make any disclosure to any other person or entity regarding the existence of or the subject matter of this Agreement without the prior written consent of the other Party.

         13. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of California, without regard to its laws relating to conflict or choice of laws.

         14. Entire Agreement. This Agreement, including any and all Exhibits attached hereto, which are hereby incorporated by reference, constitutes the entire agreement and understanding between the Parties and supersedes and replaces any and all prior or contemporaneous proposals, agreements, understandings, commitments or representations of any kind, whether written or oral, relating to the subject matter hereof.

         15. Multiple Copies or Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall not be effective until the execution and delivery between each of the parties of at least one (1) set of the counterparts.

         16. Headings. The headings and titles of the various sections of this Agreement are intended solely for convenience of reference and are not intended to define, limit, explain, expand, modify or place any construction on any of the provisions of this Agreement.

IN WITNESS WHEREOF, the Parties represent and warrant that this Agreement is executed by duly authorized representatives of each Party as set forth on the date indicated below.

                                         SCIENCE APPLICATIONS
INTEGRATED MARITIME
PLATFORMS INTERNATINAL,  Inc.            INTERNATIONAL CORPORATION
--------------------------------         --------------------------------------

Kathleen Bright
--------------------------------         --------------------------------------
Name                                     Name

President
--------------------------------         --------------------------------------
Title                                    Title

September 24, 2003
--------------------------------         --------------------------------------
Date                                     Date